Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. §1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Amendment No. 1 to the Quarterly Report on Form 10-Q of CRA International, Inc. (the “Company”) for the quarter ended February 17, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned President and Chief Executive Officer and Vice President, Treasurer, and Chief Financial Officer of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                                  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ James C. Burrows	/s/ Wayne D. Mackie
James C. Burrows	Wayne D. Mackie
President and Chief Executive Officer	Vice President, Treasurer,
Date: April 26, 2006	and Chief Financial Officer
Date: April 26, 2006